UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 10, 2012

Digital Domain Media Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-35325	27-0449505
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10250 SW Village Parkway, Port St. Lucie, Florida	34987
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (772) 345-8000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On September 11, 2012, Digital Domain Media Group, Inc. (the “Company”) and all of its subsidiaries filed voluntary petitions for relief (the “Chapter 11 Filing”) under Chapter 11 of Title 11 of the United States Bankruptcy Code, as amended (the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware in Wilmington, Delaware (the “Bankruptcy Court”), Case No. Ch-11 12-12568.  The Company and its subsidiaries will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Separately, on September 11, 2012, the Company brought a motion before the Supreme Court of British Columbia, Vancouver Registry, to seek creditor protection (the “CCAA Proceeding”) under the Companies’ Creditors Arrangement Act.

In connection with the Chapter 11 Filing, the Company is seeking an interim financing order from the Bankruptcy Court to enter into a debtor-in-possession financing facility (the “DIP Facility”) with the Company’s senior noteholders, led by Hudson Bay Master Fund Ltd., consisting of up to $20 million.

The Company also entered into a purchase agreement (the “Purchase Agreement”) with Searchlight Capital Partners L.P. (“Searchlight”) pursuant to which Searchlight agreed to acquire the businesses of Digital Domain Productions, Inc. and its operating subsidiaries in the United States and Canada (“DDPI”), subject to the receipt of higher and better offers and approval by the Bankruptcy Court.  Under the terms of the Purchase Agreement, Searchlight will acquire the assets of DDPI free and clear of all claims and encumbrances pursuant to Section 363 of the Bankruptcy Code for the purchase price of $15 million.  The sale will be subject to a public auction, and the Company is required to engage in a process of seeking the highest and best bid for these assets in accordance with the proposed bid procedures as filed with the Bankruptcy Court.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 1.03.   Bankruptcy or Receivership.

On September 11, 2012, the Company filed the Chapter 11 Filing and commenced the CCAA Proceeding.  The Company and its subsidiaries will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.  The information set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Chapter 11 Filing and the CCAA Proceeding is incorporated by reference into this Item 1.03.

A copy of the press release, dated September 11, 2012 which announces the Chapter 11 Filing, the CCAA Proceeding, the DIP Facility and the Purchase Agreement, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Chapter 11 Filing and the CCAA Proceeding is incorporated by reference into this Item 3.01.

On September 11, 2012, the Company received a letter from the staff of NYSE Regulation, Inc. (the “Staff”) indicating that the Staff had determined to commence proceedings to delist the common stock of the Company and that the Company’s common stock would be immediately suspended from trading on the New York Stock Exchange (“NYSE”). The Staff indicated that this decision was reached as a result of the Company’s announcement of the Chapter 11 Filing and the CCAA Proceeding, which is sufficient grounds for the commencement of delisting procedures under Section 802.01D of the NYSE’s Listed Company Manual.

The Company does not intend to take any further action to appeal the Staff’s decision. Therefore, it is expected that the Company’s common stock will be delisted after the completion of the Staff’s application to the Securities and Exchange Commission to delist the Company’s common stock.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)      On September 10, 2012, the Company’s Board of Directors appointed Michael Katzenstein, previously the Company’s Interim Chief Operating Officer, to the position of Chief Restructuring Officer.  The information regarding Mr. Katzenstein’s business experience and relationship with the Company disclosed in the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 4, 2012 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits

The following Exhibits are filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Purchase Agreement, dated as of September 11, 2012, between the Company and Searchlight Capital Partners L.P.
99.1	Press Release, dated September 11, 2012, issued by the Company

This Current Report on Form 8-K, including the exhibits attached hereto, includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or business trends, and other information that is not historical information.  When used in this Current Report on Form 8-K, including the exhibits attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward–looking statements.  These forward-looking statements are made on the basis of the Company’s management’s current expectations and beliefs, as well as a number of assumptions regarding future events and business performance as of the time the statements are made. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control.  These could cause actual results to differ materially from the results expressed or implied in the forward-looking statements.  Future events or results may differ from those anticipated or expressed in these forward-looking statements.  Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and the Company’s most recent Quarterly Report on Form 10-Q and those described in filings made by the Company with the U.S. Bankruptcy Court for the District of Delaware and in other filings the Company makes with the Securities and Exchange Commission from time to time, as well as the following: the ability of the Company to continue as a going concern, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases, the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases, Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general, the length of time the Company will operate under the chapter 11 cases, risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization once such plans are developed, the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal costs related to the Chapter 11 Filing and other litigation, the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund capital needs, restructuring payments and service its debt, and the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers and vendors.  There may be other factors that may cause the Company’s actual results to differ materially from the forward–looking statements.  All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this Current Report on Form 8-K, and the date of the exhibits attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report.  The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Domain Media Group, Inc.

Dated: September 12, 2012	By:	/s/ Michael Katzenstein
Michael Katzenstein Chief Restructuring Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase Agreement, dated as of September 11, 2012, between the Company and Searchlight Capital Partners L.P.
99.1	Press Release, dated September 11, 2012, issued by the Company